UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2014

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 17, 2014, Hines Real Estate Investment Trust, Inc. (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (1) elected each of the five nominees listed below to serve as directors for a term ending at the 2015 annual meeting of stockholders, provided that each director will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The voting results for each of the five persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	76,405,995	—	3,790,283
Charles M. Baughn	76,539,915	—	3,656,363
Lee A. Lahourcade	76,549,017	—	3,647,261
Stanley D. Levy	76,496,013	—	3,700,264
Paul B. Murphy Jr.	76,591,877	—	3,604,400

There were 49,701,789 broker non-votes cast with respect to the election of the five persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Deloitte & Touche, stockholders holding 126,701,554 shares voted in favor of the proposal, stockholders holding 1,240,780 shares voted against the proposal and stockholders holding 1,955,732 shares abstained from voting on this proposal. There were no broker non-votes cast with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

Sherri Schugart, the President and Chief Executive Officer of the Company, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Events

Effective September 17, 2014, the Company’s board of directors approved the following compensation plan:

Independent directors receive an annual fee of $40,000, and a fee of $2,000 for each meeting of the board (or any committee thereof) attended in person. Pursuant to the Company’s Employee and Director Incentive Share Plan, in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of our common shares or a combination of common shares and cash. If a committee meeting was held on the same day as a meeting of the Company’s board of directors, each independent director will receive a fee of $1,500 for each committee meeting attended in person on such day. Additionally, the independent directors receive a fee of $750 for each board or committee meeting attended via teleconference.

The Company also pays the following annual retainers to the Chairpersons of the board committees:

•	$7,500 to the Chairperson of the Conflicts Committee of the board;

•	$10,000 to the Chairperson of the Audit Committee of the board;

•	$5,000 to the Chairperson of the Compensation Committee of the board; and

•	$5,000 to the Chairperson of the Nominating and Corporate Governance Committee of the board.

Under the terms of the Company’s Employee and Director Incentive Share Plan, each independent director elected or reelected to the board (whether through a stockholder meeting or by directors to fill a vacancy on the board) is granted $50,000 in restricted shares on or about the date of election or reelection. These restricted shares vest over two years if the independent director completes the term or partial term for which he or she was elected. Accordingly, each of Messrs. Lahourcade, Levy and Murphy will receive $50,000 of restricted shares (which is equal to 7,812.5 restricted shares issued at the $6.40 per share estimated net asset value determined by the Company’s board of directors in November 2013) under our Employee and Director Incentive Share Plan in connection with his re-election to our board of directors following our annual meeting. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board or committee meetings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

99.1 2014 Shareholder Meeting Presentation

Statements in this Current Report on Form 8-K, and the exhibit furnished herewith, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions, share redemptions and the Company’s strategic priorities are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

September 18, 2014	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	2014 Shareholder Meeting Presentation